Exhibit 10(oo)

FIRST OMNIBUS AMENDMENT TO REVOLVING CREDIT AGREEMENT AND GUARANTEE AND SECURITY AGREEMENT

THIS FIRST OMNIBUS AMENDMENT TO REVOLVING CREDIT AGREEMENT AND GUARANTEE AND SECURITY AGREEMENT, dated as of January 13, 2023 (this “Amendment”), is among Hercules Capital, Inc., a Maryland corporation (the “Borrower”), the LENDERS party hereto, SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and SMBC, as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and Issuing Banks party thereto and the Administrative Agent, are parties to the Revolving Credit Agreement, dated as of November 9, 2021 (as amended by the First Amendment to Revolving Credit Agreement, dated as of December 31, 2021 and the Second Amendment to Revolving Credit Agreement, dated as of June 14, 2022, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent and the Collateral Agent are parties to the Guarantee and Security Agreement, dated as of November 9, 2021 (the “Existing Guarantee and Security Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee and Security Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend the Existing Credit Agreement, and the Lenders party hereto, representing the Required Lenders, and the Administrative Agent are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof; and

WHEREAS, the Borrower has requested that the Collateral Agent amend the Existing Guarantee and Security Agreement and the Collateral Agent is willing, with the consent of the Secured Parties representing the Required Secured Parties (as such terms are defined in the Existing Guarantee and Security Agreement), on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

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ARTICLE I

DEFINITIONS
SECTION 1.1.
Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Section 5.1.

“Borrower” is defined in the preamble.

“Collateral Agent” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

SECTION 1.2.
Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II

AMENDMENT TO EXISTING CREDIT AGREEMENT

SECTION 2.1.
Subject to the occurrence of the Amendment Effective Date, each of the parties hereto (other than the Collateral Agent) hereby agree that the Existing Credit Agreement (excluding the Exhibits and Schedules thereto) is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto.
ARTICLE III

AMENDMENT TO EXISTING GUARANTEE AND SECURITY AGREEMENT

SECTION 3.1.
Subject to the occurrence of the Amendment Effective Date, each of the parties hereto hereby agree that the Existing Guarantee and Security Agreement (excluding the Exhibits and Schedules thereto) is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit B hereto.

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ARTICLE IV

LIEN ACKNOWLEDGMENT AGREEMENT

SECTION 4.1.
The Lenders hereby consent to, and instruct the Collateral Agent to enter into the Permitted LC Facility Lien Acknowledgment Agreement, substantially in the form of Exhibit C attached hereto.
ARTICLE V

CONDITIONS TO EFFECTIVENESS
SECTION 5.1.
Effective Date. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received the following:
(a)
from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment;
(b)
for the benefit of the Administrative Agent, the Collateral Agent and each of the Lenders party hereto, as applicable, (i) all fees required to be paid by the Borrower in connection with this Amendment and (ii) all reasonable and documented out-of-pocket costs and expenses due and owing by the Borrower in connection with the preparation, due diligence and documentation of this Amendment as of the date hereof, in each case of this clause (ii), to the extent invoiced two (2) Business Days prior to the Amendment Effective Date (it being understood and agreed that such invoice may include Administrative Agent’s reasonable estimate of out-of-pocket costs and expenses incurred or to be incurred by it through the closing proceedings).
ARTICLE VI

MISCELLANEOUS
SECTION 6.1.
Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (y) the applicable of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (ii) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or after giving effect to this Amendment and (iii) its representations and warranties as set forth in the other Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties (or any portion thereof) qualified by materiality or by reference to a material adverse effect, which are complete and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties (or such portion thereof) qualified by

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materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific day).
SECTION 6.2.
Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.
SECTION 6.3.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
SECTION 6.4.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically (e.g., pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6.5.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 6.6.
Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement, the Existing Guarantee and Security Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement, the Existing Guarantee and Security Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Guarantee and Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee and Security Agreement, and each reference in the other Loan Documents to “the Guarantee and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Guarantee and Security Agreement, shall mean and be a reference to the Guarantee and Security Agreement as modified hereby. This Amendment does not constitute a novation or termination of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) under the Existing Credit Agreement and which remain outstanding.

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

Borrower: Hercules Capital, Inc.

By: /s/ Seth H. Meyer
Name: Seth H. Meyer
Title: Chief Financial Officer

Administrative Agent, Collateral
Agent and Lender: SUMITOMO MITSUI BANKING

CORPORATION

By: /s/ Shane Klein
Name: Shane Klein
Title: Managing Director

Lender: SYNOVUS BANK

By: /s/ Daniel Lourchesne
Name: Daniel Lourchesne
Title: Authorized Signatory

Lender: CUSTOMERS BANK

By: /s/ Lyle P. Cunningham
Name: Lyle P. Cunningham
Title: Executive Vice President

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